UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2012 (October 8, 2012)

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On October 8, 2012, Wright Medical Group, Inc. (the “Company”) issued a press release announcing the expiration of the Deferred Prosecution Agreement dated September 29, 2010, as amended on September 15, 2011, entered into by the Company with the United States Attorney’s Office for the District of New Jersey. The Company’s press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	Press Release dated October 8, 2012, issued by Wright Medical Group, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 9, 2012

WRIGHT MEDICAL GROUP, INC.
By: /s/Lance A. Berry
Lance A. Berry
Senior Vice President and Chief Financial Officer